Exhibit 24

WELLS FARGO & COMPANY

Power of Attorney

of Director and/or Officer

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute and appoint CHARLES W. SCHARF, MICHAEL P. SANTOMASSIMO, ELLEN R. PATTERSON AND EMMA BAILEY, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of the Company to a Registration Statement on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C., covering up to 3,750,000 shares of common stock of the Company to be registered under the Securities Act of 1933, as amended, and any shares previously registered with the Securities and Exchange Commission, adjusted for any change in the number of outstanding shares of common stock resulting from stock splits, reverse stock splits or stock dividends occurring after the date hereof, which may be issued pursuant to the Wells Fargo & Company Direct Purchase and Dividend Reinvestment Plan and any successor plan, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 27th day of February, 2024.

/s/ Steven D. Black
Steven D. Black

WELLS FARGO & COMPANY

Power of Attorney

of Director and/or Officer

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute and appoint CHARLES W. SCHARF, MICHAEL P. SANTOMASSIMO, ELLEN R. PATTERSON AND EMMA BAILEY, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of the Company to a Registration Statement on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C., covering up to 3,750,000 shares of common stock of the Company to be registered under the Securities Act of 1933, as amended, and any shares previously registered with the Securities and Exchange Commission, adjusted for any change in the number of outstanding shares of common stock resulting from stock splits, reverse stock splits or stock dividends occurring after the date hereof, which may be issued pursuant to the Wells Fargo & Company Direct Purchase and Dividend Reinvestment Plan and any successor plan, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 27th day of February, 2024.

/s/ Mark A. Chancy
Mark A. Chancy

WELLS FARGO & COMPANY

Power of Attorney

of Director and/or Officer

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute and appoint CHARLES W. SCHARF, MICHAEL P. SANTOMASSIMO, ELLEN R. PATTERSON AND EMMA BAILEY, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of the Company to a Registration Statement on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C., covering up to 3,750,000 shares of common stock of the Company to be registered under the Securities Act of 1933, as amended, and any shares previously registered with the Securities and Exchange Commission, adjusted for any change in the number of outstanding shares of common stock resulting from stock splits, reverse stock splits or stock dividends occurring after the date hereof, which may be issued pursuant to the Wells Fargo & Company Direct Purchase and Dividend Reinvestment Plan and any successor plan, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 27th day of February, 2024.

/s/ Celeste A. Clark
Celeste A. Clark

WELLS FARGO & COMPANY

Power of Attorney

of Director and/or Officer

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute and appoint CHARLES W. SCHARF, MICHAEL P. SANTOMASSIMO, ELLEN R. PATTERSON AND EMMA BAILEY, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of the Company to a Registration Statement on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C., covering up to 3,750,000 shares of common stock of the Company to be registered under the Securities Act of 1933, as amended, and any shares previously registered with the Securities and Exchange Commission, adjusted for any change in the number of outstanding shares of common stock resulting from stock splits, reverse stock splits or stock dividends occurring after the date hereof, which may be issued pursuant to the Wells Fargo & Company Direct Purchase and Dividend Reinvestment Plan and any successor plan, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 27th day of February, 2024.

/s/ Theodore F. Craver, Jr.
Theodore F. Craver, Jr.

WELLS FARGO & COMPANY

Power of Attorney

of Director and/or Officer

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute and appoint CHARLES W. SCHARF, MICHAEL P. SANTOMASSIMO, ELLEN R. PATTERSON AND EMMA BAILEY, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of the Company to a Registration Statement on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C., covering up to 3,750,000 shares of common stock of the Company to be registered under the Securities Act of 1933, as amended, and any shares previously registered with the Securities and Exchange Commission, adjusted for any change in the number of outstanding shares of common stock resulting from stock splits, reverse stock splits or stock dividends occurring after the date hereof, which may be issued pursuant to the Wells Fargo & Company Direct Purchase and Dividend Reinvestment Plan and any successor plan, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 27th day of February, 2024.

/s/ Richard K. Davis
Richard K. Davis

WELLS FARGO & COMPANY

Power of Attorney

of Director and/or Officer

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute and appoint CHARLES W. SCHARF, MICHAEL P. SANTOMASSIMO, ELLEN R. PATTERSON AND EMMA BAILEY, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of the Company to a Registration Statement on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C., covering up to 3,750,000 shares of common stock of the Company to be registered under the Securities Act of 1933, as amended, and any shares previously registered with the Securities and Exchange Commission, adjusted for any change in the number of outstanding shares of common stock resulting from stock splits, reverse stock splits or stock dividends occurring after the date hereof, which may be issued pursuant to the Wells Fargo & Company Direct Purchase and Dividend Reinvestment Plan and any successor plan, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 27th day of February, 2024.

/s/ Wayne M. Hewett
Wayne M. Hewett

WELLS FARGO & COMPANY

Power of Attorney

of Director and/or Officer

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute and appoint CHARLES W. SCHARF, MICHAEL P. SANTOMASSIMO, ELLEN R. PATTERSON AND EMMA BAILEY, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of the Company to a Registration Statement on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C., covering up to 3,750,000 shares of common stock of the Company to be registered under the Securities Act of 1933, as amended, and any shares previously registered with the Securities and Exchange Commission, adjusted for any change in the number of outstanding shares of common stock resulting from stock splits, reverse stock splits or stock dividends occurring after the date hereof, which may be issued pursuant to the Wells Fargo & Company Direct Purchase and Dividend Reinvestment Plan and any successor plan, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 27th day of February, 2024.

/s/ CeCelia G. Morken
CeCelia G. Morken

WELLS FARGO & COMPANY

Power of Attorney

of Director and/or Officer

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute and appoint CHARLES W. SCHARF, MICHAEL P. SANTOMASSIMO, ELLEN R. PATTERSON AND EMMA BAILEY, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of the Company to a Registration Statement on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C., covering up to 3,750,000 shares of common stock of the Company to be registered under the Securities Act of 1933, as amended, and any shares previously registered with the Securities and Exchange Commission, adjusted for any change in the number of outstanding shares of common stock resulting from stock splits, reverse stock splits or stock dividends occurring after the date hereof, which may be issued pursuant to the Wells Fargo & Company Direct Purchase and Dividend Reinvestment Plan and any successor plan, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 27th day of February, 2024.

/s/ Maria R. Morris
Maria R. Morris

WELLS FARGO & COMPANY

Power of Attorney

of Director and/or Officer

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute and appoint CHARLES W. SCHARF, MICHAEL P. SANTOMASSIMO, ELLEN R. PATTERSON AND EMMA BAILEY, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of the Company to a Registration Statement on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C., covering up to 3,750,000 shares of common stock of the Company to be registered under the Securities Act of 1933, as amended, and any shares previously registered with the Securities and Exchange Commission, adjusted for any change in the number of outstanding shares of common stock resulting from stock splits, reverse stock splits or stock dividends occurring after the date hereof, which may be issued pursuant to the Wells Fargo & Company Direct Purchase and Dividend Reinvestment Plan and any successor plan, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 27th day of February, 2024.

/s/ Felicia F. Norwood
Felicia F. Norwood

WELLS FARGO & COMPANY

Power of Attorney

of Director and/or Officer

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute and appoint CHARLES W. SCHARF, MICHAEL P. SANTOMASSIMO, ELLEN R. PATTERSON AND EMMA BAILEY, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of the Company to a Registration Statement on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C., covering up to 3,750,000 shares of common stock of the Company to be registered under the Securities Act of 1933, as amended, and any shares previously registered with the Securities and Exchange Commission, adjusted for any change in the number of outstanding shares of common stock resulting from stock splits, reverse stock splits or stock dividends occurring after the date hereof, which may be issued pursuant to the Wells Fargo & Company Direct Purchase and Dividend Reinvestment Plan and any successor plan, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 27th day of February, 2024.

/s/ Richard B. Payne, Jr.
Richard B. Payne, Jr.

WELLS FARGO & COMPANY

Power of Attorney

of Director and/or Officer

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute and appoint CHARLES W. SCHARF, MICHAEL P. SANTOMASSIMO, ELLEN R. PATTERSON AND EMMA BAILEY, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of the Company to a Registration Statement on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C., covering up to 3,750,000 shares of common stock of the Company to be registered under the Securities Act of 1933, as amended, and any shares previously registered with the Securities and Exchange Commission, adjusted for any change in the number of outstanding shares of common stock resulting from stock splits, reverse stock splits or stock dividends occurring after the date hereof, which may be issued pursuant to the Wells Fargo & Company Direct Purchase and Dividend Reinvestment Plan and any successor plan, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 27th day of February, 2024.

/s/ Ronald L. Sargent
Ronald L. Sargent

WELLS FARGO & COMPANY

Power of Attorney

of Director and/or Officer

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute and appoint CHARLES W. SCHARF, MICHAEL P. SANTOMASSIMO, ELLEN R. PATTERSON AND EMMA BAILEY, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of the Company to a Registration Statement on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C., covering up to 3,750,000 shares of common stock of the Company to be registered under the Securities Act of 1933, as amended, and any shares previously registered with the Securities and Exchange Commission, adjusted for any change in the number of outstanding shares of common stock resulting from stock splits, reverse stock splits or stock dividends occurring after the date hereof, which may be issued pursuant to the Wells Fargo & Company Direct Purchase and Dividend Reinvestment Plan and any successor plan, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 27th day of February, 2024.

/s/ Charles W. Scharf
Charles W. Scharf

WELLS FARGO & COMPANY

Power of Attorney

of Director and/or Officer

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware corporation, does hereby make, constitute and appoint CHARLES W. SCHARF, MICHAEL P. SANTOMASSIMO, ELLEN R. PATTERSON AND EMMA BAILEY, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of the Company to a Registration Statement on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C., covering up to 3,750,000 shares of common stock of the Company to be registered under the Securities Act of 1933, as amended, and any shares previously registered with the Securities and Exchange Commission, adjusted for any change in the number of outstanding shares of common stock resulting from stock splits, reverse stock splits or stock dividends occurring after the date hereof, which may be issued pursuant to the Wells Fargo & Company Direct Purchase and Dividend Reinvestment Plan and any successor plan, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 27th day of February, 2024.

/s/ Suzanne M. Vautrinot
Suzanne M. Vautrinot